Supplement dated December 20, 2019 to the Prospectus dated May 1, 2019 for the Pacific Select Survivorship VUL and MVP VUL Survivorship 3

policies issued by Pacific Life Insurance Company

The purpose of this supplement is to modify the allowable investment options for use with the optional Flexible Duration No-Lapse Guarantee Rider. This supplement must be preceded or accompanied by the Prospectus for your Policy, as supplemented (the “Prospectus”). All information in your Prospectus dated May 1, 2019, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein.  “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the policyholder or Owner. You can obtain a copy of the current Prospectus by contacting Pacific Life at (800) 347-7787, or online at www.PacificLife.com. Please retain it for future reference.

Effectice January 1, 2020, the Allowable Investment Options table in the Optional Riders and Benefits - Investment Allocation Requirements section is replaced with the following:

Allowable Investment Options

All Investment Options available through this Policy may be used with the Flexible Duration No-Lapse Guarantee Rider.

Form No. 15-50374-00